                                                                      Exhibit 15

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of First ING Life Insurance Company of New York, a life insurance corporation organized and existing under the laws of New York, does hereby constitute and appoint John R. Barmeyer, Edward K. Campbell, Carol D. Hard, Shirley A. Knarr, and each of them, with full power of substitution as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable;

     (i) to enable the said cororation to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect hereof, in connection with the registration under the said Securities Act and the Investment Company Act of variable life insurance contracts and variable annuity contracts of the said corporation (hereinafter collectively called "First ING Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission in respect to said First ING Securities and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment, and

     (ii) to register or qualify said First ING Securities for sale and to register or license said corporation or any subsidiary thereof as a broker or dealer in said First ING Securities under the securities or Blue Sky Laws of all such states as may be necessary or appropriate to permit therein the offering and sale of said First ING Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or blue sky laws for the purpose of so registering or licensing said corporation;

and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 15th day of April, 1997.



/s/ Evelyn A. Bentz
---------------------------------------
Evelyn A. Bentz




/s/ Connie L. Martin
---------------------------------------
In the Presence of: Connie L. Martin

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of First ING Life Insurance Company of New York, a life insurance corporation organized and existing under the laws of New York, does hereby constitute and appoint John R. Barmeyer, Edward K. Campbell, Carol D. Hard, Shirley A. Knarr, and each of them, with full power of substitution as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable;

     (i) to enable the said cororation to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect hereof, in connection with the registration under the said Securities Act and the Investment Company Act of variable life insurance contracts and variable annuity contracts of the said corporation (hereinafter collectively called "First ING Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission in respect to said First ING Securities and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment, and

     (ii) to register or qualify said First ING Securities for sale and to register or license said corporation or any subsidiary thereof as a broker or dealer in said First ING Securities under the securities or Blue Sky Laws of all such states as may be necessary or appropriate to permit therein the offering and sale of said First ING Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or blue sky laws for the purpose of so registering or licensing said corporation;

and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 8th day of April, 1997.



/s/ Wayne D. Bidelman
---------------------------------------
Wayne D. Bidelman




/s/ Shirley A. Knarr
---------------------------------------
In the Presence of: Shirley A. Knarr

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of First ING Life Insurance Company of New York, a life insurance corporation organized and existing under the laws of New York, does hereby constitute and appoint John R. Barmeyer, Edward K. Campbell, Carol D. Hard, Shirley A. Knarr, and each of them, with full power of substitution as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable;

     (i) to enable the said cororation to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect hereof, in connection with the registration under the said Securities Act and the Investment Company Act of variable life insurance contracts and variable annuity contracts of the said corporation (hereinafter collectively called "First ING Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission in respect to said First ING Securities and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment, and

     (ii) to register or qualify said First ING Securities for sale and to register or license said corporation or any subsidiary thereof as a broker or dealer in said First ING Securities under the securities or Blue Sky Laws of all such states as may be necessary or appropriate to permit therein the offering and sale of said First ING Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or blue sky laws for the purpose of so registering or licensing said corporation;

and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 28th day of March, 1997.



/s/ Stephen M. Christopher
---------------------------------------
Stephen M. Christopher




/s/ Shirley A. Knarr
---------------------------------------
In the Presence of: Shirley A. Knarr

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of First ING Life Insurance Company of New York, a life insurance corporation organized and existing under the laws of New York, does hereby constitute and appoint John R. Barmeyer, Edward K. Campbell, Carol D. Hard, Shirley A. Knarr, and each of them, with full power of substitution as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable;

     (i) to enable the said cororation to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect hereof, in connection with the registration under the said Securities Act and the Investment Company Act of variable life insurance contracts and variable annuity contracts of the said corporation (hereinafter collectively called "First ING Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission in respect to said First ING Securities and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment, and

     (ii) to register or qualify said First ING Securities for sale and to register or license said corporation or any subsidiary thereof as a broker or dealer in said First ING Securities under the securities or Blue Sky Laws of all such states as may be necessary or appropriate to permit therein the offering and sale of said First ING Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or blue sky laws for the purpose of so registering or licensing said corporation;

and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 8th day of April, 1997.



/s/ Thomas F. Conroy
---------------------------------------
Thomas F. Conroy




/s/ Sherill K. LaSalle
---------------------------------------
In the Presence of: Sherill K. LaSalle

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of First ING Life Insurance Company of New York, a life insurance corporation organized and existing under the laws of New York, does hereby constitute and appoint John R. Barmeyer, Edward K. Campbell, Carol D. Hard, Shirley A. Knarr, and each of them, with full power of substitution as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable;

     (i) to enable the said cororation to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect hereof, in connection with the registration under the said Securities Act and the Investment Company Act of variable life insurance contracts and variable annuity contracts of the said corporation (hereinafter collectively called "First ING Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission in respect to said First ING Securities and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment, and

     (ii) to register or qualify said First ING Securities for sale and to register or license said corporation or any subsidiary thereof as a broker or dealer in said First ING Securities under the securities or Blue Sky Laws of all such states as may be necessary or appropriate to permit therein the offering and sale of said First ING Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or blue sky laws for the purpose of so registering or licensing said corporation;

and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 7th day of April, 1997.



/s/ Eugene C. Copeland
---------------------------------------
Eugene C. Copeland




/s/ Shirley A. Knarr
---------------------------------------
In the Presence of: Shirley A. Knarr

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of First ING Life Insurance Company of New York, a life insurance corporation organized and existing under the laws of New York, does hereby constitute and appoint John R. Barmeyer, Edward K. Campbell, Carol D. Hard, Shirley A. Knarr, and each of them, with full power of substitution as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable;

     (i) to enable the said cororation to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect hereof, in connection with the registration under the said Securities Act and the Investment Company Act of variable life insurance contracts and variable annuity contracts of the said corporation (hereinafter collectively called "First ING Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission in respect to said First ING Securities and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment, and

     (ii) to register or qualify said First ING Securities for sale and to register or license said corporation or any subsidiary thereof as a broker or dealer in said First ING Securities under the securities or Blue Sky Laws of all such states as may be necessary or appropriate to permit therein the offering and sale of said First ING Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or blue sky laws for the purpose of so registering or licensing said corporation;

and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 24th day of July, 1997.



/s/ Fred A. Deering
---------------------------------------
Fred A. Deering




/s/ Sherrill K. LaSalle
---------------------------------------
In the Presence of: Sherrill K. LaSalle

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of First ING Life Insurance Company of New York, a life insurance corporation organized and existing under the laws of New York, does hereby constitute and appoint John R. Barmeyer, Edward K. Campbell, Carol D. Hard, Shirley A. Knarr, and each of them, with full power of substitution as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable;

     (i) to enable the said cororation to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect hereof, in connection with the registration under the said Securities Act and the Investment Company Act of variable life insurance contracts and variable annuity contracts of the said corporation (hereinafter collectively called "First ING Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission in respect to said First ING Securities and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment, and

     (ii) to register or qualify said First ING Securities for sale and to register or license said corporation or any subsidiary thereof as a broker or dealer in said First ING Securities under the securities or Blue Sky Laws of all such states as may be necessary or appropriate to permit therein the offering and sale of said First ING Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or blue sky laws for the purpose of so registering or licensing said corporation;

and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 14th day of April, 1997.



/s/ Weaver H. Gaines
---------------------------------------
Weaver H. Gaines




/s/ Gwenyth E. Thompson
---------------------------------------
In the Presence of: Gwenyth E. Thompson

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of First ING Life Insurance Company of New York, a life insurance corporation organized and existing under the laws of New York, does hereby constitute and appoint John R. Barmeyer, Edward K. Campbell, Carol D. Hard, Shirley A. Knarr, and each of them, with full power of substitution as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable;

     (i) to enable the said cororation to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect hereof, in connection with the registration under the said Securities Act and the Investment Company Act of variable life insurance contracts and variable annuity contracts of the said corporation (hereinafter collectively called "First ING Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission in respect to said First ING Securities and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment, and

     (ii) to register or qualify said First ING Securities for sale and to register or license said corporation or any subsidiary thereof as a broker or dealer in said First ING Securities under the securities or Blue Sky Laws of all such states as may be necessary or appropriate to permit therein the offering and sale of said First ING Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or blue sky laws for the purpose of so registering or licensing said corporation;

and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 10th day of April, 1997.



/s/ R. Glenn Hilliard
---------------------------------------
R. Glenn Hilliard




/s/ Judy R. Martin
---------------------------------------
In the Presence of: Judy R. Martin

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of First ING Life Insurance Company of New York, a life insurance corporation organized and existing under the laws of New York, does hereby constitute and appoint John R. Barmeyer, Edward K. Campbell, Carol D. Hard, Shirley A. Knarr, and each of them, with full power of substitution as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable;

     (i) to enable the said cororation to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect hereof, in connection with the registration under the said Securities Act and the Investment Company Act of variable life insurance contracts and variable annuity contracts of the said corporation (hereinafter collectively called "First ING Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission in respect to said First ING Securities and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment, and

     (ii) to register or qualify said First ING Securities for sale and to register or license said corporation or any subsidiary thereof as a broker or dealer in said First ING Securities under the securities or Blue Sky Laws of all such states as may be necessary or appropriate to permit therein the offering and sale of said First ING Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or blue sky laws for the purpose of so registering or licensing said corporation;

and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 31st day of March, 1997.



/s/ William H. Lutter
---------------------------------------
William H. Lutter




/s/ Maeisu Quesnz
---------------------------------------
In the Presence of: Maeisu Quesnz

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of First ING Life Insurance Company of New York, a life insurance corporation organized and existing under the laws of New York, does hereby constitute and appoint John R. Barmeyer, Edward K. Campbell, Carol D. Hard, Shirley A. Knarr, and each of them, with full power of substitution as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable;

     (i) to enable the said cororation to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect hereof, in connection with the registration under the said Securities Act and the Investment Company Act of variable life insurance contracts and variable annuity contracts of the said corporation (hereinafter collectively called "First ING Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission in respect to said First ING Securities and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment, and

     (ii) to register or qualify said First ING Securities for sale and to register or license said corporation or any subsidiary thereof as a broker or dealer in said First ING Securities under the securities or Blue Sky Laws of all such states as may be necessary or appropriate to permit therein the offering and sale of said First ING Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or blue sky laws for the purpose of so registering or licensing said corporation;

and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 14th day of April, 1997.



/s/ Roger D. Roenfeldt
---------------------------------------
Roger D. Roenfeldt




/s/ Patricia A. Wainken
---------------------------------------
In the Presence of: Patricia A. Wainken

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of First ING Life Insurance Company of New York, a life insurance corporation organized and existing under the laws of New York, does hereby constitute and appoint John R. Barmeyer, Edward K. Campbell, Carol D. Hard, Shirley A. Knarr, and each of them, with full power of substitution as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable;

     (i) to enable the said cororation to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect hereof, in connection with the registration under the said Securities Act and the Investment Company Act of variable life insurance contracts and variable annuity contracts of the said corporation (hereinafter collectively called "First ING Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission in respect to said First ING Securities and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment, and

     (ii) to register or qualify said First ING Securities for sale and to register or license said corporation or any subsidiary thereof as a broker or dealer in said First ING Securities under the securities or Blue Sky Laws of all such states as may be necessary or appropriate to permit therein the offering and sale of said First ING Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or blue sky laws for the purpose of so registering or licensing said corporation;

and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 11th day of April, 1997.



/s/ Stephen K. West
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Stephen K. West




/s/ Lillian Villanive
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In the Presence of: Lillian Villanive